UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2012

RLJ ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-35675 (Commission File Number)	45-4950432 (IRS Employer Identification Number)

RLJ Entertainment, Inc.
3 Bethesda Metro Center, Suite 1000
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 280-7737

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2012, in connection with the consummation of the business combination described in Item 2.01 below, RLJ Entertainment, Inc. (the “Company”), RLJ Acquisition, Inc. (“RLJ”), Acorn Media Group, Inc. (“Acorn”), Image Entertainment, Inc. (“Image”), Image/Madacy Home Entertainment, LLC, a majority owned subsidiary of Image (“IMHE”), RLJ Merger Sub I, Inc., a wholly-owned subsidiary of the Company (“RLJ Sub”), and RLJ Merger Sub II, Inc., a wholly-owned subsidiary of the Company (“Image Sub”), as borrowers (the Company, RLJ, Image, IMHE, RLJ Sub, Image Sub, and Acorn, collectively, the “Borrowers”), entered into a Credit Agreement (the “Credit Facility”) with certain lenders, SunTrust Bank (“SunTrust”), as Administrative Agent, and SunTrust Robinson Humphrey, Inc., as Lead Arranger and Bookrunner. The Credit Facility includes a five-year $15 million revolving credit facility and three tranches of term loans totaling $55 million with final maturities ranging from five to five and one-half years, at interest rates ranging from prime rate plus 5% to 6.25% or LIBOR plus 6% to 7.25%, plus an additional 3% per annum paid in kind on the last $15 million of the facilities. The obligations under the Credit Facility are secured by a lien on substantially all of the assets of the Borrowers, pursuant to the Pledge and Security Agreement, dated as of October 3, 2012, by and among the Borrowers, SunTrust, and the certain lenders (the “Security Agreement”).

The proceeds of the Credit Facility were used (i) to pay off the existing credit facility of Image, which provided for a revolving line of credit of $17.5 million and had an expiration date of June 23, 2014, (ii) to pay off the existing credit facility of Acorn, which provided for an $18.0 million term loan and a $10.0 million revolving line of credit and had an expiration date of February 28, 2015, and (iii) to fund a portion of the purchase price payable to the Acorn stockholders in connection with the business combination. Amounts available under the Credit Facility will also be used for general working capital purposes.

In connection with the transactions contemplated by the Credit Facility, the Company issued to Drawbridge Special Opportunities Fund, LP (“Drawbridge”), an affiliate of one of the lenders under the Credit Facility, warrants to purchase 1,000,000 shares of the Company’s common stock in a private placement (the “Drawbridge Warrants”). Prior to the issuance of the Drawbridge Warrants, RLJ SPAC Acquisition, LLC (the “Sponsor”) contributed a warrant to purchase 1,000,000 shares of RLJ’s common stock for no consideration to RLJ for cancellation. The Drawbridge Warrants were issued pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder. The shares to be issued upon exercise of the Drawbridge Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements thereunder.

On October 3, 2012, in connection with the consummation of the business combination described in Item 2.01 below, the Company, RLJ, JH Partners Evergreen Fund, LP (“JH I”), JH Investment Partners III, LP (“JH II”), JH Investment Partners GP Fund III, LLC (“JH III” and, together with JH I and JH II, the “JH Parties”), Drawbridge, Miguel Penella, certain shareholders of Acorn, Peter Edwards as the Acorn Representative, the Sponsor, William S. Cohen, and Morris Goldfarb entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to register certain of its securities held by the stockholders who are a party to the Registration Rights Agreement under the Securities Act of 1933, as amended (the “Securities Act”). Such stockholders are entitled under such agreement to make up to three demands, excluding short form registration demands, that the Company register certain of its securities held by them for sale under the Securities Act. In addition, such stockholders have the right to include their securities in other registration statements filed by the Company. However, the Registration Rights Agreement provides that no stockholder (other than the Sponsor) may make a demand (i) with respect to a registration statement on Form S-1 until October 3, 2013 or (ii) with respect to a registration statement on Form S-3 until July 3, 2013.

On October 3, 2012, immediately following the consummation of the business combination described in Item 2.01 below, the Company entered into an Indemnity Agreement with each of its officers and directors (collectively, the “Indemnity Agreements”). Pursuant to the Indemnity Agreements, and subject to the exceptions and limitations provided therein, the Company will indemnify the directors and officers in connection with the defense of any present or future threatened, pending or completed claim, action, suit or proceeding as allowed under Nevada law.

1

On October 3, 2012, in connection with the consummation of the business combination described in Item 2.01 below, the Company, RLJ and Continental Stock Transfer & Trust Company (the “Warrant Agent”) entered into an Assignment, Assumption and Amendment Agreement, pursuant to which RLJ assigned to the Company all of RLJ’s rights, title and interest in, and the Company assumed all of RLJ’s liabilities and obligations under, the existing Warrant Agreement, dated as of February 22, 2011, by and between RLJ and the Warrant Agent which governs the terms of (i) the Fortress Warrants, (ii) the warrants to purchase shares of the Company’s common stock issued to Wexford described in Item 8.01 below and (iii) the warrants issued by the Company in connection with business combination described in Item 2.01 below.

The foregoing description of the Credit Facility, the Security Agreement, the Registration Rights Agreement, the form of Indemnity Agreements and the Assignment, Assumption and Amendment Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, and incorporated herein by this reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

Consummation of Business Combination with Image and Acorn

On October 3, 2012, pursuant to the Agreement and Plan of Merger, dated as of April 2, 2012 (the “Merger Agreement”), by and among the Company, RLJ, Image, RLJ Sub and Image Sub, following the consummation of the merger of RLJ Sub with and into RLJ (the “RLJ Merger”) and the merger of Image Sub with and into Image (the “Image Merger” and, together with the RLJ Merger, the “Merger Transaction”), each of RLJ and Image became wholly owned subsidiaries of the Company.

Upon completion of the Image Merger, each outstanding share of Image common stock (excluding dissenting shares) were automatically converted into the right to receive 0.00972 shares of the Company’s common stock, except that shares of Image common stock held by Image, Image Sub, the Company, or any direct or indirect wholly owned subsidiary of the Company or Image were canceled without any conversion, payment, or distribution. Also, upon completion of the RLJ Merger, each share of RLJ common stock was automatically converted into the right to receive consideration of one share of the Company’s common stock (except for 1,267,739 shares of the RLJ’s common stock which were contributed for no consideration by the Sponsor to RLJ for cancellation immediately prior to the RLJ Merger) and each warrant to purchase shares of RLJ common stock was automatically converted into a warrant to purchase an equal number of shares of the Company’s common stock (except for warrants to purchase 2,850,000 shares of RLJ’s common stock which were contributed for no consideration by the Sponsor to RLJ for cancellation immediately prior to the RLJ Merger).

Immediately prior to the consummation of the Merger Transaction, and pursuant to the Preferred Stock Purchase Agreement, dated as of April 2, 2012 and amended by Amendment No. 1 to Preferred Stock Purchase Agreement, dated as of October 3, 2012 (the “Preferred Stock Purchase Agreement”), by and among the Company, RLJ and the holders of Image’s Series B Cumulative Preferred Stock (the “Preferred Stock”), such holders sold all of the outstanding shares of Preferred Stock to RLJ. The aggregate purchase price paid to the holders of the Preferred Stock was (i) an aggregate of $2,800,000 in cash, (ii) unsecured subordinated promissory notes from the Company in the aggregate principal amount of $14,800,000, (iii) an aggregate of 575,000 shares of the Company’s common stock issued in a private placement (the “Image Private Placement Shares”), and warrants to purchase an aggregate of 150,000 shares of the Company’s common stock issued in a private placement (the “Image Private Placement Warrants”). Prior to the issuance of the Image Private Placement Shares and Image Private Placement Warrants, the Sponsor contributed 75,000 shares of RLJ’s common stock and warrants to purchase 150,000 shares of RLJ’s common stock for no consideration to RLJ for cancellation. The unsecured subordinated notes issued by the Company to the former holders of the Preferred Stock bear interest at 12% per annum, of which 5.4% is payable in cash annually and the balance is either paid through the issuance of shares of the Company’s common stock valued at their then-current market price, or accrues and is added to principal, which is payable upon maturity. The subordinated notes mature upon the earlier of six years from the date of issuance or six months after the latest stated maturity of the senior debt issued pursuant to the Credit Facility. The foregoing description of the form of unsecured subordinated note does not purport to be complete and is qualified in its entirety by reference to such document, which is attached hereto as Exhibits 10.6, and incorporated herein by this reference.

2

Immediately following the consummation of the Merger Transaction, and pursuant to the Stock Purchase Agreement, dated as of April 2, 2012 and amended by Amendment No. 1 to Stock Purchase Agreement, dated as of October 3, 2012 (the “Stock Purchase Agreement” and, together with the Merger Agreement and the Preferred Stock Purchase Agreement, the “Agreements”), by and among the Company, RLJ, Acorn, the shareholders of Acorn, and Peter Edwards as the shareholder representative, the shareholders of Acorn sold all the outstanding shares of Acorn’s common shares to RLJ (the “Acorn Transaction” and together with the Merger Transaction and the other ancillary transactions contemplated by the Agreements, the “Transactions”). The aggregate purchase price paid to the shareholders of Acorn was (i) an aggregate of approximately $99.7 million in cash (which amount includes $5,000,000 placed in an indemnity escrow account and approximately $35.4 million additional Acorn transaction costs), (ii) 1,575,000 shares of the Company’s common stock (consisting of 1,000,000 registered shares (the “Registered Shares”) and 575,000 shares issued in a private placement (the “Acorn Private Placement Shares” and, together with the Image Private Placement Shares, the “Private Placement Shares”)), and (iii) warrants to purchase 1,150,000 shares of the Company’s common stock (consisting of registered warrants to purchase 1,000,000 shares (the “Registered Warrants”) and warrants to purchase 150,000 shares issued in a private placement (the “Acorn Private Placement Warrants” and, together with the Image Private Placement Warrants, the “Private Placement Warrants”)). Prior to the issuance of the Acorn Private Placement Shares and Acorn Private Placement Warrants, the Sponsor contributed 75,000 shares of RLJ’s common stock and warrants to purchase 150,000 shares of RLJ’s common stock for no consideration to RLJ for cancellation.

The issuance of Company’s common stock in connection with the Merger Transaction and the issuance of the Registered Shares and Registered Warrants, as described above, was registered under the Securities Act, pursuant to a registration statement on Form S-4 (File No. 333-180714), filed with the United States Securities and Exchange Commission (“SEC”) and declared effective on August 10, 2012 (the “Form S-4”). The joint proxy statement/ prospectus included in the Form S-4 contains additional information about the Transaction and the related transactions. The Private Placement Shares and Private Placement Warrants, were issued pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder. The shares to be issued upon exercise of the Private Placement Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements thereunder.

Business

The Company has not been engaged in any business prior to the transactions described in Items 1.01 and 2.01 above. Following the consummation of the business combination, the Company’s business will consist of the businesses of RLJ, Image, and Acorn. The businesses of RLJ, Image, and Acorn (collectively, the “Businesses”) are described in the Form S-4 in the sections titled “Information about RLJ”, “Information about Image”, and “Information about Acorn”, each of which section is incorporated herein by reference.

Risk Factors

The risks associated with the Businesses are described in the Form S-4, in the sections titled “Risk Factors”, which is incorporated herein by reference.

Financial Information

The sections titled “Selected Historical Financial Data of RLJ”, “Selected Consolidated Historical Financial Data of Image”, “Selected Consolidated Historical Financial Data of Acorn”, “Information About RLJ – Periodic Reporting and Financial Information”, “Information About RLJ – Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Information About Image – Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Information About Acorn – Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Information About RLJ – Quantitative and Qualitative Disclosures About Market Risk”, “Information About Image – Quantitative and Qualitative Disclosures About Market Risk”, and “Information About Acorn – Quantitative and Qualitative Disclosures About Market Risk” in the Form S-4 are incorporated herein by reference.

3

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of October 3, 2012, by:

-	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock;
-	each of the Company’s officers and directors; and
-	all of the Company’s officers and directors as a group.

As used in the table below, the term beneficial ownership with respect to the Company’s common stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of the Company’s common stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of the Company’s common stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following October 3, 2012. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The Company has based its calculation of the percentage of beneficial ownership on 13,340,451 shares of its common stock outstanding on October 3, 2012 (which amount is subject to change because no fractional shares will be issued to Image’s common stockholders in connection with the Image Merger).

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Approximate Percentage of Outstanding Common Stock Beneficially Owned
RLJ SPAC Acquisition, LLC (RLJ’s sponsor)(1) 3 Bethesda Metro Center, Suite 1000 Bethesda, MD 20814	7,031,678	41.0%

Robert L. Johnson(1) c/o The RLJ Companies 3 Bethesda Metro Center, Suite 1000 Bethesda, MD 20814	7,031,678	41.0%

H. Van Sinclair(2) c/o The RLJ Companies 3 Bethesda Metro Center, Suite 1000 Bethesda, MD 20814	38,333	*

JH Evergreen Management, LLC(3) 451 Jackson Street San Francisco, CA 94111-1615	1,934,276	14.5%

Theodore S. Green(4) c/o Image Entertainment, Inc. 20525 Nordhoff Street, Suite 200 Chatsworth, CA 91311	193,815	1.5%

John W. Hyde(5) c/o Image Entertainment, Inc. 20525 Nordhoff Street, Suite 200 Chatsworth, CA 91311	165,783	1.2%

John P. Avagliano(6) c/o Image Entertainment, Inc. 20525 Nordhoff Street, Suite 200 Chatsworth, CA 91311	81,333	*

Peter Edwards(7) c/o Acorn Media Group, Inc. 8515 Georgia Avenue, Suite 650 Silver Spring, MD 20910	1,270,047	9.1%

4

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Approximate Percentage of Outstanding Common Stock Beneficially Owned
Miguel Penella(8) c/o Acorn Media Group, Inc. 8515 Georgia Avenue, Suite 650 Silver Spring, MD 20910	67,252	*

Lisa Wardell(9) c/o The RLJ Companies 3 Bethesda Metro Center, Suite 1000 Bethesda, MD 20814	19,167	*

Tyrone Brown c/o The RLJ Companies 3 Bethesda Metro Center, Suite 1000 Bethesda, MD 20814	-	-

Morris Goldfarb(10) c/o The RLJ Companies 3 Bethesda Metro Center, Suite 1000 Bethesda, MD 20814	257,500	1.9%

All directors and executive officers as a group (10 people)	9,124,908	51.1%

* Less than 1%

(1)	The RLJ Companies, LLC is the sole manager and is the sole voting member of RLJ SPAC Acquisition, LLC. Robert L. Johnson is the sole manager and the sole voting member of The RLJ Companies, LLC. Mr. Johnson disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Includes 3,215,011 shares of the Company’s common stock and warrants to purchase 3,816,667 shares of the Company’s common stock.

(2)	Includes 38,333 shares of the Company’s common stock, held in the name of RLJ SPAC Acquisition, LLC, which may be transferred to Mr. Sinclair at any time.

(3)	Information presented regarding JH Evergreen Management, LLC, the JH Parties, and John C. Hansen is based on information provided by JH Parties and certain of their affiliates regarding ownership of Image common stock. The mailing address of JH Evergreen Management and the other affiliate parties identified in this footnote is 451 Jackson Street, San Francisco, CA 94111-1615. Mr. Hansen disclaimed beneficial ownership of such shares except to the extent of his pecuniary interest therein. Includes 1,647,489 shares of the Company’s common stock held by JH I, 196,505 shares of the Company’s common stock held by JH II, and 90,282 shares of the Company’s common stock held by JH III. Does not include warrants to purchase 114,228 shares of the Company’s common stock held by JH I, warrants to purchase 13,625 shares of the Company’s common stock held by JH II, or warrants to purchase 6,261 shares of the Company’s common stock held by JH III, none of which are exercisable within 60 days of October 3, 2012..

(4)	Includes 149,405 shares of the Company’s common stock and 44,444 shares of the Company’s common stock to be held in escrow until April 3, 2014, subject to forfeiture to the JH Entities. See “The Business Combination — Interests of Image Directors and Officers in the Business Combination — Share Escrow Agreement” on page 183 of the Form S-4, which is incorporated herein by reference. Also includes 19 shares held as custodian for Mr. Green’s children. Does not include warrants to purchase 6,818 shares of the Company’s common stock which are not exercisable within 60 days of October 3, 2012.

(5)	Mr. Hyde holds all of the shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock through Producers Sales Organization, his wholly owned consulting business (“PSO”), except for 40,098 shares of the Company’s common stock which he holds in his own name. Additionally, includes 87,907 shares of the Company’s common stock held by PSO and 37,778 shares of the Company’s common stock to be held in escrow for the benefit of PSO until April 3, 2014, subject to forfeiture to the JH Entities. See “The Business Combination — Interests of Image Directors and Officers in the Business Combination — Share Escrow Agreement” on page 183 of the Form S-4, which is incorporated herein by reference. Does not include warrants to purchase 5,795 shares of the Company’s common stock held by PSO which are not exercisable within 60 days of October 3, 2012.

5

(6)	Includes 63,555 shares of the Company’s common stock and 17,778 shares of the Company’s common stock to be held in escrow until April 3, 2014, subject to forfeiture to the JH Entities. See “The Business Combination — Interests of Image Directors and Officers in the Business Combination — Share Escrow Agreement” on page 183 of the Form S-4, which is incorporated herein by reference. Does not include warrants to purchase 2,727 shares of the Company’s common stock which are not exercisable within 60 days of October 3, 2012.

(7)	Includes 692,523 shares of the Company’s common stock and warrants to purchase 577,524 shares of the Company’s common stock held by trusts established by Mr. Edwards for estate planning purposes. Does not include warrants to purchase 30,001 shares of the Company’s common stock held by trusts established by Mr. Edwards for estate planning purposes which are not exercisable within 60 days of October 3, 2012.

(8)	Includes 33,626 shares of the Company’s common stock and warrants to purchase 33,626 shares of the Company’s common stock.

(9)	Includes 19,167 shares of the Company’s common stock, held in the name of RLJ SPAC Acquisition, LLC, which may be transferred to Ms. Wardell at any time.

(10)	Includes 157,000 shares of the Company’s common stock and warrants to purchase 100,000 shares of the Company’s common stock.

Directors and Executive Officers

The information in the section of the Form S-4 titled “New RLJ Executive Officers and Directors” is incorporated herein by reference. In addition, the following individuals who were not named in the Form S-4 currently serve as directors of the Company:

Name	Position
Lisa Wardell	Independent Director
Morris Goldfarb	Independent Director
Tyrone Brown	Independent Director

Lisa Wardell has served as a member of the Company’s board of directors since October 2012. Ms. Wardell has served as executive vice president and chief operating officer of The RLJ Companies since August 2004. Ms. Wardell also previously served as the chief financial officer and secretary of RLJ Acquisition from December 2010 until October 2012. Prior to that, Ms. Wardell was a senior associate at Katalyst Venture Partners, a private equity firm, from September 2000 to January 2003. She has served as a member of the board of directors of DeVry, Inc., a provider of educational services (NYSE:DV) since November 2008 and a member of the Christopher & Banks board (NYSE:CBK) since 2011 . Ms. Wardell currently serves on the board of directors of Rollover Systems, Inc., and the RLJ McLarty Landers Automotive Group. The Company believes that Ms. Wardell’s professional background, her leadership position at The RLJ Companies and her current and past board positions, make her well qualified as a member of the Company’s board of directors.

Morris Goldfarb has served as a member of the Company’s board of directors since April 2012. Mr. Goldfarb previously served as a director of RLJ from February 2011 until October 2012. He serves as Chairman of the Board and Chief Executive Officer of G-III Apparel Group, Ltd. (Nasdaq: GIII), a designer, manufacturer, importer and marketer of apparel, handbags and luggage. Mr. Goldfarb has served as an executive officer and director of G-III and its predecessors since its formation in 1974. Mr. Goldfarb served as a director of Lakes Entertainment, Inc. from June 1998 until March 2010. We believe that Mr. Goldfarb’s professional background, his senior leadership position at G-III Apparel Group, Ltd., and current and past board positions, make him well qualified as a member of our board of directors. The Company believes that Mr. Goldfarb’s professional background, his senior leadership position at G-III Apparel Group, Ltd., and current and past board positions, make him well qualified as a member of the Company’s board of directors

6

Tyrone Brown has served as a member of the Company’s board of directors since October 2012. Mr. Brown was the co-founder of District Cablevision, the DC cable television system, where he was president and a director from 1986 to February 1992 and was general manager from 1998 to 1990. Mr. Brown was an initial investor and director in the successful re-launch after bankruptcy of IRIDIUM, the global mobile satellite system, serving as IRIDIUM’s vice chairman from January 2002 until a successful public offering in October 2009. Mr. Brown also served as a director and principal outside counsel of Black Entertainment Television (BET) until its successful public offering in 1991, and vice president and general counsel of Post-Newsweek Stations, the broadcast station subsidiary of the Washington Post Company from 1971 to 1974. In addition to his entrepreneurial and business activities, Mr. Brown has practiced communications law at a number of major DC law firms and served as a law clerk for the late Chief Justice of the Supreme Court Earl Warren, as an aide to Senator Edmund Muskie and as an FCC Commissioner under the Carter Administration. The Company believes that Mr. Brown’s professional background in the media sector, his prior senior leadership positions at various companies, and extensive legal experience, make him well qualified as a member of the Company’s board of directors.

Executive Compensation

The information in the section of the Form S-4 titled “New RLJ Executive Officers and Directors — Compensation of the New RLJ Board and Executive Officers” is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The information in the sections of the Form S-4 titled “Information About RLJ – Certain Relationships, Related Transactions and Director Independence” and “Information About Image – Certain Relationships, Related Transactions and Director Independence” is incorporated herein by reference. The information set forth in Items 1.01 and 2.01 above is incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team in their capacity as such.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

The Company’s common stock trades on the NASDAQ Capital Market under the symbol RLJE, and the Company’s warrants to purchase shares of the Company’s common stock trade on the Over-The-Counter Bulletin Board under the symbol RLJEW. The warrants expire on the earlier of (i) October 3, 2017 and (ii) the liquidation of the Company.

Prior to October 3, 2012, there was no established public trading market for the Company’s securities. The information in the sections of the S-4 titled “Description of New RLJ Securities” is incorporated herein by reference.

As of October 3, 2012, approximately 21,041,667 shares of the Company’s common stock were reserved for issuance upon the exercise of outstanding warrants. The Company has no outstanding options. The information in Item 1.01 above, relating to registration rights granted to certain holders of the Company’s common stock is incorporated herein by reference.

Holders of Record

As of October 3, 2012, there were approximately 343 holders of the Company’s common stock and 30 holders of the Company’s warrants.

7

Dividends

The Company has not paid any cash dividends on its common stock to date. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors at such time. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, the Company’s board of directors does not anticipate declaring any dividends in the foreseeable future. In addition, the Company’s board of directors is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future.

Recent Sales of Unregistered Securities

The information set forth in Items 1.01 and 2.01 above relating to the issuance of the Drawbridge Warrants, the Private Placement Shares and the Private Placement Warrants is incorporated herein by reference. The information set forth in Item 8.01 below relating to the issuance of warrants to purchase the Company’s common stock to Wexford is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The information in the section of the Form S-4 titled “Description of New RLJ Securities” is incorporated herein by reference.

Indemnification of Directors and Officers

The information in Item 20 of the Form S-4 is incorporated herein by reference. The information set forth in Item 1.01 above relating to the Indemnity Agreements is incorporated herein by reference.

Financial Statements and Supplementary Data

The information on pages F-1 through F-117 of the Form S-4 is incorporated herein by reference. The information in the section of RLJ’s quarterly report on Form 10-Q for the quarter ended June 30, 2012, as amended, titled “Financial Information - Financial Statements” is incorporated herein by reference. The information in the section of Image’s quarterly report on Form 10-Q for the quarter ended June 30, 2012 titled “Financial Information - Financial Statements” is incorporated herein by reference. The information set forth in Item 9.01 hereof is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Exhibits

The information in Item 21 of the Form S-4 is incorporated herein by reference. The information set forth in Item 9.01 hereof is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding (i) the Credit Facility set forth in Item 1.01 above and (ii) the unsecured subordinated promissory notes set forth in Item 2.01 above is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.01 above relating to the issuance of the Drawbridge Warrants, the Private Placement Shares and the Private Placement Warrants is incorporated herein by reference. The information set forth in Item 8.01 below relating to the issuance of warrants to purchase the Company’s common stock to Wexford is incorporated herein by reference.

8

Item 5.01.	Changes in Control of Registrant

As a result of the transactions contemplated by the Merger Agreement and the RLJ Merger, the Company is no longer a wholly-owned subsidiary of RLJ. The common stock of the Company is now owned by, among others, the former holders of RLJ common stock, the former holders of Image common stock and preferred stock, and the former holders of Acorn common stock. The former stockholders of RLJ hold approximately 68% of the outstanding common stock of the Company, with approximately 25% of the outstanding common stock of the Company being held by the Sponsor. The former stockholders of Image and Acorn own approximately 20% and 12%, respectively, of the outstanding common stock of the Company.

The information regarding the transactions contemplated by the Agreements set forth in Items 1.01 and 2.01 above is incorporated herein by reference.

The information in the sections of the Form S-4 titled “Summary – The Proposed Business Combination”, “The Business Combination”, and “Description of New RLJ Securities” is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Transactions, on October 3, 2012, William S. Cohen and Mario Gabelli resigned from their positions as directors of the Company. Also in connection with the consummation of the Transactions, on October 3, 2012, the following officers of the Company resigned their respective positions: Lisa Wardell (Chief Financial Officer and Secretary) and H. Van Sinclair (President and Chief Executive Officer).

Immediately following the Transactions, on October 3, 2012, the remaining members of the Company’s board of directors increased the size of the board to nine persons and appointed Theodore S. Green, Peter Edwards, Miguel Penella, John W. Hyde, Tyrone Brown, and Ms. Wardell to serve as additional directors of the Company.

Immediately following the appointment of the new directors, on October 3, 2012, the Company’s board of directors appointed the following individuals as officers of the Company: Robert L. Johnson (Executive Chairman of the Board), Mr. Green (Chief Executive Officer), Mr. Penella (President and Chief Operating Officer), Mr. Hyde (President of Global and Strategic Development), and John P. Avagliano (Chief Financial Officer and Secretary). Peter Edwards will serve as the non-executive Vice-Chairman of the board of directors.

At the same time, the board of directors established (i) an Audit Committee, with Messrs. Brown, Goldfarb, and Edwards as the initial members thereof, Mr. Sinclair as an observer, and Mr. Brown as chairman, (ii) a Compensation Committee, with Messrs Sinclair, Goldfarb, and Brown as the initial members thereof and Mr. Sinclair as chairman, and (iii) a Nominating and Corporate Governance Committee, with Ms. Wardell and Messrs. Sinclair and Edwards as the initial members thereof and Ms. Wardell as the chairwoman.

The information regarding the directors and officers of the Company, set forth in Item 2.01 above, is incorporated herein by reference.

The 2012 Incentive Compensation Plan of RLJ Entertainment, Inc. (the “Incentive Plan”) was approved by (i) the shareholders of RLJ at a special meeting on September 20, 2012, as reported on Form 8-K, filed with the SEC by RLJ on September 20, 2012, and incorporated herein by reference, (ii) the shareholders of Image on September 20, 2012, as reported on Form 8-K, filed with the SEC by Image on September 20, 2012, and incorporated herein by reference, and (iii) the shareholders of Acorn on October 3, 2012. The Incentive Plan is administered by the compensation committee of the Company’s board of directors, and allows the compensation committee to award up to a maximum of 2,157,397 shares under the Incentive Plan, provided that the total number of shares of the Company’s common stock is less than 19,416,573. The compensation committee may award Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards, Bonus Stock and Awards in Lieu of Obligations, Dividend Equivalents, Performance Awards, and Other Stock-Based Awards (as those terms are defined in the Incentive Plan). No person may be granted (i) Options or Stock Appreciation Rights with respect to more than 750,000 shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares, and/or Other Stock Based Awards with respect to more than 750,000 shares. In addition, no person may be granted more than $1,000,000 with respect to any 12-month Performance Period (as that term is defined in the Incentive Plan) under the Incentive Plan, or $2,000,000 with respect to any Performance Period that is more than 12 months. The foregoing discussion of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, filed with the SEC as Annex L to the Schedule 14A filed by RLJ on August 10, 2012, and incorporated herein by reference.

9

Item 5.05.	Code of Ethics.

The Company did not previously have a code of ethics. On October 3, 2012, the Company adopted a code of ethics and business conduct for the board of directors and executive officers of the Corporation pursuant to a unanimous consent of the Company’s board of directors. A copy of the code of ethics is filed herewith as Exhibit 14.1. A copy of the code of ethics is also available on the Company’s website at http://www.rljcompanies.com/companies/rlj-entertainment. Information on such website does not constitute part of this document.

Item 8.01.	Other Events

In connection with the transactions contemplated by the Agreements, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Wexford Spectrum Investors LLC (“Wexford”), pursuant to which Wexford agreed to provide consulting services to the Company in connection with matters of strategic advice, and in consideration for such services the Company issued 325,000 shares of the Company’s common stock and warrants to purchase 550,000 shares of the Company’s common stock to Wexford in a private placement. Prior to the issuance of the shares of the Company’s common stock and the warrants to purchase shares of the Company’s common stock to Wexford, the Sponsor contributed 325,000 shares of RLJ’s common stock and warrants to purchase 550,000 shares of RLJ’s common stock for no consideration to RLJ for cancellation. The shares of the Company’s common stock and the warrants to purchase shares of the Company’s common stock issued to Wexford, were issued pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder. The shares to be issued upon exercise of the warrants to purchase shares of the Company’s common stock issued to Wexford have not been registered under the Securities Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements thereunder.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement, filed herewith as Exhibit 99.3, which is incorporated by reference

On October 3, 2012, RLJ issued a press release announcing that it had completed its business combination acquiring Image and Acorn. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The information in the F-pages of the Form S-4 is incorporated herein by reference. The information in the section of RLJ’s quarterly report on Form 10-Q for the quarter ended June 30, 2012, as amended, titled “Financial Information - Financial Statements” is incorporated herein by reference. The information in the section of Image’s quarterly report on Form 10-Q for the quarter ended June 30, 2012 titled “Financial Information - Financial Statements” is incorporated herein by reference. The financial statements of Acorn for the six months ended June 30, 2012 and for the six months ended June 30, 2011 are filed as Exhibit 99.5 to this Current Report on Form 8-K, which information is incorporated herein by reference.

10

(c) Pro Forma Financial Information

The unaudited condensed combined pro forma financial information as of and for the six months ended June 30, 2012 and for the twelve months ended December 31, 2011 is furnished as Exhibit 99.6 to this Current Report on Form 8-K, which information is incorporated herein by reference.

(d)   Exhibits.

Exhibit
Number	Description
10.1*	Credit Agreement, dated as of October 3, 2012, by and among RLJ Entertainment, Inc., RLJ Acquisition, Inc., RLJ Merger Sub I, Inc., RLJ Merger Sub II, Inc., Acorn Media Group, Inc., and Image Entertainment, Inc., as the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent.
10.2*	Pledge and Security Agreement, dated as of October 3, 2012, by and among RLJ Entertainment, Inc., RLJ Acquisition, Inc., RLJ Merger Sub I, Inc., RLJ Merger Sub II, Inc., Acorn Media Group, Inc., Image Entertainment, Inc. Image/Madacy Home Entertainment, LLC, and SunTrust Bank, as administrative agent on behalf of the Secured Parties.
10.3*	Amended and Restated Registration Rights Agreement, dated as of October 3, 2012, by and among RLJ Acquisition, Inc., RLJ Entertainment, Inc., JH Partners, LLC, JH Partners Evergreen Fund, LP, JH Investment Partners III, LP, JH Investment Partners GP Fund III, LLC, the shareholders of Acorn Media Group, Inc., Peter Edwards, as the Acorn Representative, RLJ SPAC Acquisition, LLC, William S. Cohen, and Morris Goldfarb.
10.4*	Form of Indemnity Agreement, by and between RLJ Entertainment and each Indemnitee.
10.5*	Assignment, Assumption and Amendment Agreement, dated as of October 3, 2012, by and among RLJ Entertainment, Inc., RLJ Acquisition, Inc. and Continental Stock Transfer & Trust Company.
10.6*	Form of Unsecured Subordinated Promissory Note.
14.1*	Code of Ethics.
99.1*	Amendment No. 1 to Stock Purchase Agreement, dated as of October 3, 2012, by and Among RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of Acorn Media Group, Inc. listed on the attached Exhibit A, and Peter Edwards, as the Shareholder Representative.
99.2*	Amendment No. 1 to Preferred Stock Purchase Agreement, dated as of October 3, 2012, by and among RLJ Acquisition, Inc., RLJ Entertainment, Inc., and the holders of the Preferred Stock of Image Entertainment, Inc. listed on schedule A to the Preferred Stock Purchase Agreement, dated as of April 1, 2012, by and between RLJ Acquisition, Inc. and the holders of Series B Preferred Stock of Image Entertainment, Inc. .
99.3*	Consulting Agreement, dated as of September 18, 2012, by and among RLJ Acquisition, Inc., RLJ Entertainment, Inc., and Wexford Spectrum Investors LLC.
99.4*	Press release issued by RLJ Acquisition, Inc. on October 3, 2012.
99.5*	Acorn Financial Information
99.6*	Unaudited Pro Forma Condensed Combined Financial Information

 ____________

* Filed herewith.

11

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.
Date: October 10, 2012	By:	/s/ John P. Avagliano
		Name:	John P. Avagliano
		Title:	Chief Financial Officer

12

EXHIBIT INDEX

Exhibit
Number	Description
10.1*	Credit Agreement, dated as of October 3, 2012, by and among RLJ Entertainment, Inc., RLJ Acquisition, Inc., RLJ Merger Sub I, Inc., RLJ Merger Sub II, Inc., Acorn Media Group, Inc., and Image Entertainment, Inc., as the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent.
10.2*	Pledge and Security Agreement, dated as of October 3, 2012, by and among RLJ Entertainment, Inc., RLJ Acquisition, Inc., RLJ Merger Sub I, Inc., RLJ Merger Sub II, Inc., Acorn Media Group, Inc., Image Entertainment, Inc. Image/Madacy Home Entertainment, LLC, and SunTrust Bank, as administrative agent on behalf of the Secured Parties.
10.3*	Amended and Restated Registration Rights Agreement, dated as of October 3, 2012, by and among RLJ Acquisition, Inc., RLJ Entertainment, Inc., JH Partners, LLC, JH Partners Evergreen Fund, LP, JH Investment Partners III, LP, JH Investment Partners GP Fund III, LLC, the shareholders of Acorn Media Group, Inc., Peter Edwards, as the Acorn Representative, RLJ SPAC Acquisition, LLC, William S. Cohen, and Morris Goldfarb.
10.4*	Form of Indemnity Agreement, by and between RLJ Entertainment and each Indemnitee.
10.5*	Assignment, Assumption and Amendment Agreement, dated as of October 3, 2012, by and among RLJ Entertainment, Inc., RLJ Acquisition, Inc. and Continental Stock Transfer & Trust Company.
10.6*	Form of Unsecured Subordinated Promissory Note.
14.1*	Code of Ethics.
99.1*	Amendment No. 1 to Stock Purchase Agreement, dated as of October 3, 2012, by and Among RLJ Acquisition, Inc., RLJ Entertainment, Inc., Acorn Media Group, Inc., the shareholders of Acorn Media Group, Inc. listed on the attached Exhibit A, and Peter Edwards, as the Shareholder Representative.
99.2*	Amendment No. 1 to Preferred Stock Purchase Agreement, dated as of October 3, 2012, by and among RLJ Acquisition, Inc., RLJ Entertainment, Inc., and the holders of the Preferred Stock of Image Entertainment, Inc. listed on schedule A to the Preferred Stock Purchase Agreement, dated as of April 1, 2012, by and between RLJ Acquisition, Inc. and the holders of Series B Preferred Stock of Image Entertainment, Inc. .
99.3*	Consulting Agreement, dated as of September 18, 2012, by and among RLJ Acquisition, Inc., RLJ Entertainment, Inc., and Wexford Spectrum Investors LLC.
99.4*	Press release issued by RLJ Acquisition, Inc. on October 3, 2012.
99.5*	Acorn Financial Information
99.6*	Unaudited Pro Forma Condensed Combined Financial Information

 ____________

* Filed herewith.

13